TRADEMARK SECURITY AGREEMENT

          This TRADEMARK SECURITY AGREEMENT ("Agreement"), dated as of April 17, 1996, is entered into between First Bank National Association (together with its successors and assigns the "Secured Party"), as collateral agent under the Collateral Agency Agreement dated April 17, 1996, and Trump Plaza Associates, a New Jersey general partnership (the "Assignor"). Capitalized terms not otherwise defined herein have the meanings set forth in the Security Agreement, dated as of April 17, 1996, among Assignor, Trump Atlantic City Associates, Trump Atlantic City Funding, Inc., Trump Taj Mahal Associates, Trump Atlantic City Corporation and the Secured Party (the "Security Agreement").

          WHEREAS, pursuant to the Security Agreement, Assignor is granting a security interest to the Secured Party in certain collateral, including the Trademarks (as defined herein).

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor and the Secured Party hereby agree as follows:

          1.  Grant of Security Interest

               (a) As security for the prompt and complete payment and performance in full of the Secured Obligations, Assignor hereby assigns, pledges, transfers, and delivers to the Secured Party, and grants to the Secured Party a security interest in and continuing lien upon all of the Assignor's right, title, and interest in the Trademarks, whether now owned or existing or hereafter acquired or arising, and wherever located.

               (b) For purposes of this Agreement, "Trademarks" shall mean all of the Assignor's right, title, and interest in and to all United States trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, designs and general intangibles of a like nature; all registrations and applications for any of the foregoing including, but not limited to the U.S. trademark and service mark registrations and applications referred to in Schedule A hereto; all extensions or renewals of any of the foregoing; all of the goodwill of the business connected with the use of and symbolized by the foregoing; all rights and priorities afforded under any international treaty, convention, or the like; the right to sue for past infringement or dilution of any of the foregoing or for any injury to goodwill; and all proceeds of the foregoing, including, without limitation, license royalties, income, payments, claims, damages, and proceeds of suit.

               (c) Schedule A hereto contains a true and accurate list of all of Assignor's U.S. trademark registrations and applications.

               (d) The security interest granted hereby is granted in conjunction with the security interest granted to the Secured Party under the Security Agreement. The rights and remedies of the Secured Party with respect to the security interest granted hereby are in addition to those set forth in the Security Agreement and those which are now or hereafter available to the Secured Party as a matter of law or equity. Each right, power, and remedy of the Secured Party provided for herein, in the Security Agreement, the other Loan Documents or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power, or remedy provided for herein, and the exercise by the Secured Party of any one or more of the rights, powers or remedies provided for in this Agreement, in the Security Agreement, or now or hereafter existing at law or in equity shall not preclude the simultaneous or later exercise by any person, including Secured Party, of any or all other rights, powers or remedies.

          2.  Modification of Agreement

          This Agreement or any provision hereof may not be changed, waived, or terminated except in accordance with the amendment provisions of the Security Agreement. Notwithstanding the foregoing, Assignor authorizes the Secured Party, upon notice to Assignor, to modify this Agreement in the name of and on behalf of the Assignor without obtaining the Assignor's signature to such modification, to the extent that such modification constitutes an amendment of Schedule A to add any right, title, or interest in any Trademark owned or subsequently acquired by Assignor, and Assignor additionally agrees to execute any additional agreement or amendment hereto as may be required by the Secured Party from time to time to subject any such owned or subsequently acquired right, title or interest in any Trademark to the liens and perfection created or contemplated hereby or by the Security Agreement.

          3.  Termination of Agreement

          Upon termination of the Security Agreement, this Agreement shall terminate and the Secured Party, at the request and sole expense of the Assignor, will execute and deliver to the Assignor the proper instruments acknowledging termination of this Agreement and will duly, without recourse, representation or warranty of any kind whatsoever, release such of the Trademarks not therefore disposed of, applied or released from the security interest created hereby and under the Security Agreement.

          4.  Governing Law

          THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK.

          5.  Successors and Assigns

          This Agreement shall be binding upon and inure to the benefit of the Assignor, the Secured Party, all future holders of the Secured Obligations and their respective successors and assigns, except that the Assignor may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Secured Party.


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

          6.  Counterparts

          This Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed, shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.



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

          IN WITNESS WHEREOF, the Assignor and the Secured Party have caused this Agreement to be duly executed and delivered as of the date first above written.

                                           TRUMP PLAZA ASSOCIATES


                                           By: Trump Atlantic City
                                               Corporation, General Partner



                                           By: /s/
                                               ---------------------------------
                                               Name:    Nicholas L. Ribis
                                               Title:   Vice President



                                           FIRST BANK NATIONAL ASSOCIATION, as
                                           Collateral Agent



                                           By:/s/
                                              ---------------------------------
                                              Name:    Richard _______
                                              Title:   Trust Officer


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


                                   Schedule A

                            To Trump Plaza Associates
                          Trademark Security Agreement


------------------------- ----------------- ------------------------- ----------------------------
                                             United States REG./APP
       MARK                  DATE              NO.                          GOODS/SERVICES
------------------------- ----------------- ------------------------- ----------------------------

TRUMP'S WORLD FAIR        filed 1/11/96     75/041.865                Casino services; hotel
                                                                      services
------------------------- ----------------- ------------------------- ----------------------------

TRUMP'S WORLD FAIR        filed 1/11/96     75/041,497                Casino services; hotel
                                                                      services
------------------------- ----------------- ------------------------- ----------------------------

FIFTH AVENUE              2/16/93           1,753,407                 Casino services
------------------------- ----------------- ------------------------- ----------------------------

CENTRAL PARK              9/29/92           1,720,763                 Bus terminal and automobile
                                                                      parking garage services
------------------------- ----------------- ------------------------- ----------------------------

SMART MONEY               7/16/91           1,651,059                 Casino services
------------------------- ----------------- ------------------------- ----------------------------


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